UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2023

(UNAUDITED)

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2023 (UNAUDITED)

Dear Fellow Shareholders,

During the six months ended 9/30/2023, The Adirondack Small Cap Fund (ADKSX) returned 3.47% while its benchmark the iShares ® Russell 2000 Value ETF (IWN) returned -0.09%. The Fund’s annualized return for 1 year, 5 year, and 10 year was 26.64%, 3.80% and 5.85%, respectively. The top ten holdings represented 35.79% of Fund assets and annualized portfolio turnover was 30.37%. The Fund’s sector overweights include Technology and Materials with meaningful underweights in Real Estate and Consumer Discretionary.

The U.S. economy is holding up far better than most would have expected after the bank failures earlier this year. Yet the 10-year Treasury, which yielded 3.84% at the end of June, finished September at 4.57% and the yield curve has now been inverted for 15 months. This makes for an exceedingly challenging market for credit providers who inherently borrow short and lend long. Investment grade credit spreads on bonds issued by regional banks are now 50 - 75 bps wider than similarly rated issuers in other sectors. Unfortunately, the rubber meets the road next year as many of these institutions begin addressing large debt maturities that span the ensuing ten years. Without a confidence boost from a change in Fed policy, the logical way out would be for banks to shrink balance sheets by either selling loans or showing their weaker clients the door. Obviously, that’s not an ideal scenario as it limits economic growth and possibly leads to additional challenges for credit quality. So, for now, the market is rooting for more signs of commodity price easing and ultimately some labor market slack so that the Fed can declare victory and hopefully calm these jittery credit markets.

The Fund’s strong relative performance in the preceding six months was aided by solid stock selection within Energy and Financials. Energy holdings got a boost from oil field services provider Tetra Technologies Inc (at 09/30/2023 represented 2.73% of Fund assets) which was up 140.7% due to heightened interest in their alternative energy partnerships. Celestica Inc. (as of 09/30/2023 represented 1.47% of the portfolio) was up 90.1% in the preceding six months as it benefited from strong results and speculation regarding the hyperscale (A.I.) plans of their top two customer’s (Google, Amazon) who account for approximately 20% of revenue (per Bloomberg). In a difficult environment for apparel retailers, we were pleased to see Chico’s FAS Inc. (at 09/30/2023 represented 2.86% of Fund assets) agree to be acquired by a retail focused private equity firm resulting in a 36.0% gain for the preceding six months and more than double the Fund’s cost basis. Finally, National Western Life Group (at 9/30/2023 represented 1.22% of Fund assets) increased 80.3% amid take-out speculation. In early October, they agreed to be acquired by Property Life at a 14.3% premium to the September 30th closing price of NWLI shares.

Healthcare was the most challenged sector within small caps. Both health equipment and pharma stocks were down double digits and while the Fund fared slightly better it wasn’t immune to the sector malaise. For instance, in September, orthopedic products designer,

Page | 1

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Orthofix Medical Inc. (at 09/30/2023 represented 1.80% of Fund assets) made a surprising revelation that its board fired its CEO, CFO and Chief Legal officer on the same day for improper conduct. Concurrently the board stated that this change does not impact strategy, results of operations or previously filed financial statements. The three fired were new to the company, having worked in the same capacity at SeaSpine Holdings Corp. prior to the merger with Orthofix in January. At this point we can only speculate as to what transpired. We take comfort, however, in the fact that the company’s balance sheet is strong, the board acted quickly, and that a director with solid financial experience (former CFO) added to his $1MM+ investment shortly after this announcement.

In September, we started acquiring shares of TTM Technologies Inc. (at 09/30/2023 represented 1.20% of Fund assets) a manufacturer of advanced electronic components with 25 locations around the globe. TTM is short for “Time to Market” and we have known them for years, having been impressed by their talent for acquiring companies that advance their capabilities and then quickly deleveraging with strong cash conversion. TTMI shares sold off this past summer as the market became skeptical of their most recent acquisition that serves the aerospace & defense industry. While the multiple seemed high with modest synergies, TTM has always had a careful and strategic approach and they often deliver.

Talen Energy Corp (at 09/30/2023 represented 0.57% of Fund assets) is another interesting special situation where we are building a position. They hold a unique collection of electric generation assets that include gas, coal, and nuclear facilities primarily in the supply constrained Mid-Atlantic region. Their nuclear plant is the sixth largest in the country (licensed through 2042) with a fully funded decommissioning trust. It is among the lowest on the cost curve as well. Talen emerged from bankruptcy after struggling with high debt and low electric prices resulting from the glut of natural gas during the later part of last decade. Now with a stronger balance sheet, a refreshed board and new federal tax incentives that favor carbon free power generation, they stand to benefit from the growing electrical needs of new applications like EV’s, hyperscale data centers, industrial automation, and hydrogen. As the electrical grid continues to convert to carbon free energy, Talen should benefit from repowering opportunities as well.

We continue to chart a course that is considerably different than that of our benchmark (IWN) by focusing on our best ideas in those industries where we have historically enjoyed the most success. Also, unlike our benchmark, there are no cigar butts (regardless of size) as each investment must offer a convincing case that there will still be a need for their products/services years from now. We keep it simple, find businesses with good moats in industries with robust growth outlooks, run by practical people, and aligned with shareholders; no moonshots, cash burning Biotech’s or businesses we don’t understand. Our holdings also tend to have relatively few analysts following them, thereby allowing us to take advantage of market inefficiencies.

Page | 2

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

We expect market turbulence to remain given the tight credit markets. Rate volatility, higher credit spreads and general uncertainty like what the Fund experienced in 2009/2010 tend to be supportive of our style of value investing. Market anxiety will continue to present opportunities for those with patience and the conviction to purchase quality businesses well below intrinsic value. We carry on seeking to capitalize on the success we have had so far this year. Thank you for investing alongside us. Be well and we look forward to reconnecting in the new year.

Regards,

Matt Reiner, CFA®                   Greg Roeder, CFA®

Portfolio Manager                      Portfolio Manager

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.59% (net 1.48% with fee waiver/expense reimbursement arrangement). The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2024, subject to termination by the Fund on 60 days’ written notice.

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

The iShares ® Russell 2000 Value ETF (IWN) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.

Page | 3

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS*, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2023 (UNAUDITED)

1.	LSI Industries, Inc.	4.57%
2.	SiriusPoint Ltd. (Bermuda)	4.16%
3.	Tiptree, Inc. Class A	3.86%
4.	Genworth Financial, Inc. Class A	3.71%
5.	Conduent, Inc.	3.63%
6.	O-I Glass, Inc.	3.57%
7.	Antero Resources Corp.	3.37%
8.	Dole PLC (Ireland)	3.05%
9.	Trustco Bank Corp. NY	3.03%
10.	Chico's FAS, Inc.	2.86%

* Excludes Fund's Short-Term Investment positions.

Page | 4

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment Trusts 1.89%
Utilities 3.49%
Consumer Discretionary 6.72%
Consumer Staples 4.51%
Money Market Fund 3.64%
Materials 10.11%
Energy 10.61%
Information Technology 16.85%
Financials 24.17%
Industrials 11.28%
Health Care 6.73%

Sectors are categorized using Global Industry Classification Standard (GICS®) classifications.

Page | 5

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2023 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS - 94.07%

Accident & Health Insurance - 2.50%
35,743	CNO Financial Group, Inc.	$ 848,181

Agriculture Production - Crops - 3.05%
89,333	Dole PLC (Ireland)	1,034,476

Air Transportation, Scheduled - 1.15%
10,547	Alaska Air Group, Inc. *	391,083

Apparel & Other Finished Products of Fabrics & Similar Material - 2.63%
130,445	Under Armour, Inc. Class A *	893,548

Business Services - 3.63%
353,939	Conduent, Inc. *	1,231,708

Computer Communications Equipment - 1.01%
22,869	A10 Networks, Inc.	343,721

Construction Special Trade Contractors - 0.82%
23,520	Matrix Service Co. *	277,536

Crude Petroleum & Natural Gas - 8.56%
45,035	Antero Resources Corp. *	1,142,988
37,035	CNX Resources Corp. *	836,250
145,234	Tetra Technologies, Inc. *	926,593
		2,905,831
Cutlery, Handtools & General Hardware - 1.62%
66,635	Hillman Solutions Corp. Class A *	549,739

Deep Sea Foreign Transportation of Freight - 1.38%
35,958	Ardmore Shipping Corp. (Bermuda)	467,814

Electric Lighting & Wiring Equipment - 4.57%
97,842	LSI Industries, Inc.	1,553,731

Electric & Other Services Combined - 1.78%
11,460	Allete, Inc.	605,088

Electric Services - 0.57%
3,629	Talen Energy Corp. *	191,974

Electrical Industrial Apparatus - 0.90%
79,800	Graftech International Ltd.	305,634

The accompanying notes are an integral part of these financial statements.

Page | 6

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 94.07%

Fire, Marine & Casualty Insurance - 9.04%
138,985	SiriusPoint Ltd. (Bermuda) *	$ 1,413,477
78,260	Tiptree, Inc. Class A	1,311,638
17,556	United Fire Group, Inc.	346,731
		3,071,846
Footwear, (No Rubber) - 1.05%
44,429	Wolverine World Wide, Inc.	358,098

Glass Containers - 3.57%
72,425	O-I Glass, Inc. *	1,211,670

Household Audio & Video Equipment - 1.53%
35,099	Knowles Corp. *	519,816

Industrial Inorganic Chemicals - 1.47%
37,185	Tronox Holdings PLC Class A (United Kingdom)	499,766

Laboratory Analytical Instruments - 1.01%
79,597	Harvard Bioscience, Inc. *	342,267

Life Insurance - 4.93%
214,757	Genworth Financial, Inc. Class A *	1,258,476
950	National Western Life Group, Inc. Class A *	415,615
		1,674,091
Meat Packing Plants - 1.45%
131	Seaboard Corp.	491,643

Metal Mining - 3.12%
33,100	Cleveland Cliffs, Inc. *	517,353
104,565	Ferroglobe PLC (United Kingdom) *	543,738
		1,061,091
Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.35%
6,000	MDU Resources Group, Inc.	117,480

Oil & Gas Field Machinery & Equipment - 0.07%
6,193	Drilling Tools International Corp. *	24,153

Plastics, Foil & Coated Paper Bags - 1.90%
79,541	Pactiv Evergreen, Inc.	646,668

The accompanying notes are an integral part of these financial statements.

Page | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 94.07%

Printed Circuit Boards - 3.40%
20,312	Celestica, Inc. (Canada) *	$ 498,050
4,564	Sanmina Corp. *	247,734
31,690	TTM Technologies, Inc. *	408,167
		1,153,951
Retail-Apparel & Accessory Stores - 0.14%
12,400	Hanesbrands, Inc. *	49,104

Retail-Miscellaneous Retail - 1.73%
71,049	EZCORP, Inc. Class A *	586,154

Retail-Women's Clothing Stores - 2.86%
129,817	Chico's FAS, Inc. *	971,031

Security Brokers, Dealers & Flotation Companies - 1.94%
38,228	Virtu Financial, Inc. Class A	660,198

Semiconductors & Related Devices - 0.24%
4,100	Photronics, Inc. *	82,861

Services-Computer Integrated Systems Design - 6.00%
62,909	Kyndryl Holdings, Inc. *	949,926
72,246	Unisys Corp. *	249,249
63,811	Veradigm, Inc. *	838,477
		2,037,652
Services-Engineering Services - 0.65%
40,610	Mistras Group, Inc. *	221,324

Special Industry Machinery - 1.17%
85,452	Manitex International, Inc. *	399,061

State Commercial Banks - 3.03%
37,734	Trustco Bank Corp. NY	1,029,761

Surety Insurance - 0.89%
18,180	MGIC Investment Corp.	303,424

Surgical & Medical Instruments & Apparatus - 3.22%
177,208	Accuray, Inc. *	482,006
47,664	Orthofix Medical, Inc. *	612,959
		1,094,965

The accompanying notes are an integral part of these financial statements.

Page | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 94.07%

Telephone & Telephone Apparatus - 3.44%
74,930	ADTRAN, Inc.	$ 616,674
5,946	Ciena Corp. *	281,008
64,444	Infinera Corp. *	269,376
		1,167,058
Water Supply - 1.70%
60,056	Pure Cycle Corp. *	576,538

TOTAL FOR COMMON STOCKS (Cost $26,519,184) - 94.07%		31,951,735

REAL ESTATE INVESTMENT TRUSTS - 1.88%
15,570	Brixmor Property Group, Inc.	323,545
21,779	JBG Smith Properties	314,924
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $479,000) - 1.88%		638,469

SHORT-TERM INVESTMENT - 3.63%
1,232,293	Federated Treasury Obligation Fund - Institutional Shares 5.22% **	1,232,293
TOTAL SHORT-TERM INVESTMENT (Cost $1,232,293) - 3.63%		1,232,293

TOTAL INVESTMENTS (Cost $28,230,477) - 99.58%		33,822,497

OTHER ASSETS LESS LIABILITIES, NET - 0.42%		143,961

NET ASSETS - 100.00%		$33,966,458

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Page | 9

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2023 (UNAUDITED)

Assets:
Investments in Securities, at Fair Value (Cost $28,230,477)	$ 33,822,497
Cash	1,000
Receivables:
Securities Sold	223,854
Dividends and Interest	31,640
Shareholder Subscriptions	841
Prepaid Expenses	22,092
Total Assets	34,101,924
Liabilities:
Securities Sold	75,280
Shareholder Redemptions	5,002
Due to Advisor	26,858
Due to Trustees	1,750
Accrued Expenses	26,576
Total Liabilities	135,466

Net Assets	$ 33,966,458

Net Assets Consist of:
Paid In Capital	$ 32,519,219
Distributable Earnings/(Deficit)	1,447,239
Net Assets, for 1,406,491 Shares Outstanding	$ 33,966,458

Net Asset Value Per Share	$ 24.15

The accompanying notes are an integral part of these financial statements.

Page | 10

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ended September 30, 2023 (UNAUDITED)

Investment Income:
Dividends	$ 196,255
Interest	44,629
Total Investment Income	240,884

Expenses:
Advisory	183,826
Transfer Agent	22,924
Legal	8,012
Custodian	5,490
Audit	8,023
Trustees	9,150
Chief Compliance Officer	10,166
Insurance	5,495
Registration and Filing Fees	14,763
Printing and Mailing	3,386
Miscellaneous Fees	4,213
Total Expenses	275,448
Fees Waived by the Adviser	(22,909)
Net Expenses	252,539

Net Investment Loss	(11,655)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	1,378,041
Net Change in Unrealized Depreciation on Investments	(215,870)
Realized and Unrealized Gain (Loss) on Investments	1,162,171

Net Increase in Net Assets Resulting from Operations	$ 1,150,516

The accompanying notes are an integral part of these financial statements.

Page | 11

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2023	3/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (11,655)	$ (55,784)
Net Realized Gain on Investments	1,378,041	4,851,476
Unrealized Depreciation on Investments	(215,870)	(5,252,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,150,516	(457,045)

Distributions to Shareholders:
Distributions	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	(1,600,304)	(11,828,254)

Total Decrease in Net Assets	(449,788)	(12,285,299)

Net Assets:
Beginning of Year	34,416,246	46,701,545

End of Year	$ 33,966,458	$ 34,416,246

The accompanying notes are an integral part of these financial statements.

Page | 12

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period/year.

(Unaudited) Six Months Ended 9/30/2023	Years Ended				
		3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net Asset Value, at Beginning of Period/Year	$ 23.34	$ 23.17	$ 21.35	$ 10.99	$ 17.24	$ 21.40
Income From Investment Operations:						
Net Investment Income (Loss) *	(0.01)	(0.03)	(0.10)	(0.06)	0.01	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.82	0.20	1.92	10.44	(6.21)	(1.82)
Total from Investment Operations	0.81	0.17	1.82	10.38	(6.20)	(1.83)
Distributions:						
Net Investment Income	-	-	-	(0.02)	-	-
Realized Gains	-	-	-	-	(0.05)	(2.33)
Total from Distributions	-	-	-	(0.02)	(0.05)	(2.33)
Net Asset Value, at End of Period/Year	$ 24.15	$ 23.34	$ 23.17	$ 21.35	$ 10.99	$ 17.24
Total Return **	3.47% [(b)]	0.73%	8.52%	94.50%	(36.07)%	(6.96)%
Ratios/Supplemental Data:						
Net Assets at End of Period/Year (Thousands)	$ 33,966	$ 34,416	$ 46,702	$ 56,464	$ 62,450	$ 152,958
Before Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.61% [(a)]	1.59%	1.43%	1.45%	1.35%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)% [(a)]	(0.27)%	(0.45)%	(0.38)%	0.09%	(0.03)%
After Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.48% [(a)]	1.48%	1.43%	1.45%	1.35%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)% [(a)]	(0.16)%	(0.45)%	(0.38)%	0.09%	(0.03)%
Portfolio Turnover	16.50% [(b)]	28.07%	21.81%	32.52%	32.96%	30.77%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period/year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Page | 13

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment advisor, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the

Page | 14

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2023, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income:  The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities.

Page | 15

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and the Board of Trustees has the responsibility for determining fair value prices.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board of Trustees (“Fair Value” Pricing). The Board of Trustees uses reasonable diligence in determining whether market quotations are readily available. If, for example, the Board of Trustees determines that one source of market value is unreliable, the Board of Trustees will diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Page | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Page | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2023:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 31,951,735	$ -	$ -	$ 31,951,735
Real Estate Investment Trusts	638,469	-	-	638,469
Short-Term Investment	1,232,293	-	-	1,232,293
	$ 33,822,497	$ -	$ -	$ 33,822,497

The Fund did not hold any Level 3 assets during the six months ended September 30, 2023. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2023. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s

Page | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. The Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until August 1, 2024. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2023, the Advisor earned advisory fees of $183,826. As of September 30, 2023, the Fund owed the Advisor $26,858. For the six months ended September 30, 2023, the Advisor waived fees of $22,909.

The Advisor has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Fiscal Year End	Expiration	Amount
March 31, 2023	March 31, 2026	$40,114

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Page | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series. The total paid-in capital was $32,519,219 as of September 30, 2023. Transactions in capital for the six months ended September 30, 2023 and year ended March 31, 2023 were as follows:

	September 30, 2023		March 31, 2023
	Shares	Amount	Shares	Amount
Shares sold	22,000	$ 518,349	99,805	$ 2,207,549
Shares reinvested	-	-	-	-
Shares redeemed	(90,041)	(2,118,653)	(640,734)	(14,035,803)
Net decrease	(68,041)	$ (1,600,304)	(540,929)	$ (11,828,254)

Note 6. Investment Transactions

For the six months ended September 30, 2023, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,354,771 and $6,598,383, respectively.

Note 7. Tax Matters

As of March 31, 2023, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 30,028,732

Gross tax appreciation of investments	$ 8,858,537
Gross tax depreciation of investments	(4,428,331)
Net tax appreciation of investments	$ 4,430,206

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings on a tax basis is determined only at the end of each fiscal year. As of March 31, 2023, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Long-term Capital Loss Carryforward – Non-expiring	$ (3,937,895)
Short-term Capital Loss Carryforward – Non-expiring	(190,857)
Post December Loss - Deferred	(4,731)
Net Unrealized Appreciation of Investments	4,430,206
Total Distributable Earnings	$ 296,723

Page | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund utilized $4,128,752 of capital loss carryforwards during the fiscal year March 31, 2023.

As of March 31, 2023, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 3,937,895
Short-term non-expiring	$ 190,857

The Fund has recorded a reclassification in the capital accounts. As of March 31, 2023, the Fund recorded permanent book/tax differences of $122,848 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

Ordinary income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

No distributions were paid during the six months ended September 30, 2023 and year ended March 31, 2023.

Note 8.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of September 30, 2023, National Financial Services Corp., for the benefit of its customers, owned approximately 31% of the Fund.

Page | 21

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

Note 10. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, climate change and climate-related events or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Page | 22

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2023 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2023	September 30, 2023	April 1, 2023 to September 30, 2023

Actual	$1,000.00	$1,034.70	$7.55
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.65	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Page | 23

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2023 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended September 30, 2023, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Renewal of Management Agreement - At a meeting of the Board of Adirondack Funds (held May 19, 2023), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“ARMI” or “Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

Page | 24

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

The Board considered several items when determining whether to renew the Management Agreement, including:

1.

 Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were satisfied with the quality and nature of services the Fund receives from the Advisor; those services were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Advisor continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

2.

Performance

The Trustees reviewed the Fund’s performance and were pleased with its strong short and long term performance.  The Fund outperformed its benchmark and peer group for the 1-year, 3-year, and Since Inception periods.  The Fund outperformed its benchmark over the 5-year period.

3.

 Management Fee

Taking into consideration the Advisor’s quality of service, the Board deemed the Management Fee reasonable.  The Management Fee remains at 1.08% (above the average (0.91%) and median (0.95%) no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets).  The Management Fee at 1.08% is less than the high advisory fee for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets at 1.48%.  The Advisor points out that it does not try to pass along any Shareholder Servicing fees (among other fees not passed on) to the Fund while other advisors might try to pass these along.  The Fund is at $32MM in AUM. The Advisor has lowered its fee when economies of scale have allowed.  The annualized Expense Ratio is 1.48% (slightly above the average (1.34%) and median (1.33%) expense ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets).  The annualized Expense Ratio at 1.48% is less than the high Expense Ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $100MM in assets at 2.05%.  The Morningstar small cap value category average expense ratio is 1.25%; the median is 1.10%.  Per Morningstar, the Fund overall is rated 2 Stars (out of 5).  The Fund is rated 4 Stars for the 3-year period, 2 Stars for the 5 and 10-year periods, and the expense level is “High” according to Morningstar.

Page | 25

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2023 (UNAUDITED)

4.

 Profitability

The Trustees reviewed the profitability of the Advisor.  Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund.  The Trustees were reminded that they should consider the Advisor’s net profit before taking into account any marketing and distribution expenses.  The Trustees reviewed the revenue, recoupment, and finances of the Advisor and assessed the Advisor’s financial condition from its income statement and balance sheet.  The Trustees concluded the Advisor’s profitability to be not excessive both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor.

5.

 Economies of Scale

Per the Fund’s Annual Report, the Total Annual Fund Operating Expense Ratio for the Fiscal Year ended March 31, 2023 (after waivers/reimbursements by the Advisor) was up 0.05% (5 bps) since the previous Fiscal Year ended March 31, 2022.  Outflows from the Fund’s Assets Under Management and goods/services inflation hurt the Fund’s ability to keep its Total Annual Fund Operating Expense Ratio from increasing.  For the Fiscal Year ended March 31, 2023, the Fund paid $1,000 less than the year before for print/mail and $4,500 less for Blue Sky filings.  The hope is to keep expenses relatively stable/declining slightly by watching expenses closely and taking cost savings when available.  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Page | 26

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Advisor

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

2617 Huntingdon Pike

Huntingdon Valley, PA 19006

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 30, 2023

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date November 30, 2023

* Print the name and title of each signing officer under his or her signature.